UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                    ________

                                  SCHEDULE 14A
                                 (Rule 14a-101)

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

                                   UNISYS




April 13, 2010

Dear Fellow Stockholder:

We have previously sent to you proxy material for the Unisys Annual Meeting of Stockholders to be held on April 29, 2010. Your Board of Directors recommends that stockholders vote FOR each of the items on the agenda.

Your vote is important, no matter how many or how few shares you may own. To ensure that your shares are represented at the meeting, please vote today by telephone, via the Internet, or by signing, dating and returning the enclosed proxy card in the envelope provided.

Very truly yours,


J. Edward Coleman
Chairman and Chief Executive Officer



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                                   REMEMBER:

           YOU CAN VOTE YOUR SHARES BY TELEPHONE, OR VIA THE INTERNET. PLEASE FOLLOW THE EASY INSTRUCTIONS ON THE ENCLOSED PROXY CARD.


              If you have any questions, or need assistance in voting
                  your shares, please call our proxy solicitor,


                        INNISFREE M&A INCORPORATED
                        TOLL-FREE, AT 1-888-750-5834.

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